

UMPQUA HOLDINGS CORPORATION
KBW conference March 4, 2009

UMPQUA BANK

Safe Harbor Statement

During the course of this presentation, we may make forward-looking statements regarding future events or the future financial performance of the Company. We wish to caution you that such forward-looking statements are just predictions subject to certain risks and uncertainties that could cause actual events or results to materially differ, either better or worse, from those projected. A discussion of risk factors that may affect the actual outcomes relating to such forward-looking statements and the Company's results of operations in general is included in the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

UMPQUA BANK

Umpqua is a leading community bank serving the Pacific Northwest


Seattle/Bellevue, WA
WA
Portland, OR
Roseburg, OR
OR
Sacramento, CA
NV
CA

- Growth Strategy
- Company Culture
- Value Proposition

UMPQUA B·A·N·K

Three Topics for Today's Presentation:

- Credit Status
- Capital & Liquidity Position
- Moving Forward

Credit Culture

- Strong credit culture
- Depth of Credit Admin Staff
- Quick to identify and recognize problems

UMPQUA B·A·N·K

Loan Portfolio – 12/31/08



Owner occupied
15%
C&I
24%
Residential development
6%
Commercial construction
9%
Residential real estate
7%
Other
0%
Non-owner
occupied
39%
Total
CRE
54%

UMPQUA
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Residential Development Loans

(Millions)

	12/07	12/08	$ Change	Accrual
NW Oregon	$238	$135	(43)%	$116
Central Oregon	58	31	(46)%	15
Southern Oregon	50	34	(33)%	29
Washington	45	27	(39)%	27
Greater Sacramento	167	109	(35)%	76
Northern CA	116	48	(59)%	34
Total	$674	$384	(43)%	$297

UMPQUA BANK

Credit Quality ($ in millions)

	Q4 2007	Q4 2008
Non Accrual Loans	$81	$128
Loan P/D 90+	10	5
Non Performing Loans	91	133
OREO	7	28
Non-Performing Assets	$98	$161
Non-Performing Assets to total Assets	1.18%	1.88%
Allowance for Credit Loss %	1.42%	1.58%

UMPQUA B·A·N·K

Non-performing assets to total assets %



UMPQ
Regional peers
0.96
0.35
1.18
1.02
1.06
1.27
1.25
2.26
1.66
3.14
1.88
4.62
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4

UMPQUA BANK

Source: SNL Financial, company filings
Note: Regional peers include: Banner, Cascade, City Bank, Columbia Bancorp, CVB Financial, Frontier, Pacific Capital, PacWest, Sterling, SVB Financial, Westamerica and West Coast Bancorp

Net charge-off %

(Annualized)


UMPQ
Regional peers
0.06
0.12
1.39
0.16
0.89
0.38
2.48
0.64
0.98
0.97
1.95
2.94
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4

Source: SNL Financial, company filings
Note: Regional peers include: Banner, Cascade, City Bank, Columbia Bancorp, CVB Financial, Frontier, Pacific Capital, PacWest, Sterling, SVB Financial, Westamerica and West Coast Bancorp

UMPQUA B·A·N·K

Conservative underwriting

- Virtually all CRE loans include full personal guarantees
- Maximum LTV is 75%, but in many cases the LTV is substantially less as we underwrite to a minimum fully loaded debt service coverage ratio of 1.20
- Protects against low cap rate environment of past several years

UMPQUA B·A·N·K

Capital

	Q4 2007	Q4 2008
Total Risk Based Capital	10.89%	14.62%
Tangible Equity/ Tangible Assets	6.27%	6.72%
Book Value/ Share	$20.67	$21.36
Tangible Book Value/ Share	$7.92	$8.76

- $550 Million of excess pre-tax risk based capital above 10% well capitalized threshold
- Tangible book value per share increased 11% in 2008

UMPQUA B·A·N·K

Tangible Common Equity %



UMPQ
Regional peers
7.57
6.25
7.26
6.27
7.50
6.50
7.42
6.36
7.02
6.43
7.01
6.72
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4

UMPQUA BANK

Source: SNL Financial, company filings

Note: Regional peers include: Banner, Cascade, City Bank, Columbia Bancorp, CVB Financial, Frontier, Pacific Capital, PacWest, Sterling, SVB Financial, Westamerica and West Coast Bancorp;

Total Risk Based Capital %


UMPQ
Regional peers
10.8
11.7
10.9
11.7
11.2
11.4
11.0
11.4
11.3
11.4
14.6
12.5
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4

Source: SNL Financial, company filings
Note: Regional peers include: Banner, Cascade, City Bank, Columbia Bancorp, CVB Financial, Frontier, Pacific Capital, PacWest, Sterling, SVB Financial, Westamerica and West Coast Bancorp;

UMPQUA B·A·N·K

Liquidity

($ in 000's)

FHLB line	$	1,860
Correspondent lines		190
Total		2,050
less: outstanding FHLB		(177)
Available lines	$	1,873
% of assets		22%
% of deposits		28%

- Strong liquidity position
- FHLB collateralized line backed by US Treasury
- $28 million unrealized gain on AFS portfolio at 12/31/08

UMPQUA BANK

Moving Forward

- Resolving Credit Issues
- Organic Growth Strategy
- Diversify Loan Portfolio
- Asset management
- Innovation & Technology






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UMPQUA
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Thank you.

UMPQUA BANK